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                            INDEMNIFICATION AGREEMENT
                           OSP DIRECTORS AND OFFICERS

   This Indemnification Agreement, dated as of August __, 1996 is made by and between Global One Distribution & Merchandising Inc., a Delaware corporation (the "Company") and ________________________ (the "Indemnitee"), a director and/or officer of OSP Publishing, Inc. ("OSP").

                                    RECITALS

I. The Company and the Indemnitee recognize that the present state of the law is too uncertain to provide OSP's officers, directors, employees and agents with adequate and reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties for OSP;

     A. The Company and the Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers, directors, employees and agents in connection with their activities in such capacities and by reason of their status as such;

     B. The Company and the Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most officers, directors, employees and agents of OSP;

     C. The Company and the Indemnitee recognize that the legal risks and potential liabilities, and the threat thereof, associated with proceedings filed against the officers and directors of OSP bear no reasonable relationship to the amount of compensation received by OSP's officers, directors, employees and agents;

     D. In connection with the merger of OSP into a subsidiary of the Company and the issuance of shares of common stock of the Company to the shareholders of OSP, the Company has agreed to contract with the individuals who are the officers and directors of OSP immediately prior to such merger, including the Indemnitee, to indemnify them to the fullest extent permitted by law (as in effect on the date hereof, or, to the extent any amendment may expand such permitted indemnification, as hereafter in effect) against personal liability for actions taken in the performance of their duties to OSP.

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                                    AGREEMENT

          NOW, THEREFORE, the Company and Indemnitee agree as follows:

          1.   DEFINITIONS.

               (a) "Expenses" means, for the purposes of this Agreement, all direct and indirect costs of any type or nature whatsoever (including, without limitation, any fees and disbursements of Indemnitee's counsel, accountants and other experts and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with the investigation, preparation, defense or appeal of a Proceeding; provided, however, that Expenses shall not include judgments, fines, penalties or amounts paid in settlement of a Proceeding.

               (b) "Proceeding" means, for the purposes of this Agreement, any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (including an action brought by or in the right of OSP) in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director and/or officer of OSP, by reason of any action taken by him or her or of any inaction on his or her part while acting as such director and/or officer or by reason of the fact that he or she is or was serving at the request of OSP as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director and/or officer of the foreign or domestic corporation or association which was a predecessor to OSP or of another enterprise at the request of such predecessor whether or not he or she is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

          2.   INDEMNIFICATION.

               (a) THIRD PARTY PROCEEDINGS. The Company shall indemnify Indemnitee against Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with a Proceeding (other than a Proceeding by or in the right of OSP) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of OSP, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of OSP, and, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

               (b) PROCEEDINGS BY OR IN THE RIGHT OF OSP. The Company shall indemnify Indemnitee against Expenses, judgments, fines, penalties or amounts paid in settlement, actually and reasonably incurred by Indemnitee in connection with a Proceeding by or in the right

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of OSP to procure a judgment in its favor if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of OSP and its stockholders. Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged liable to OSP in the performance of Indemnitee's duty to OSP and its stockholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine proper.

               (c) SCOPE. Notwithstanding any other provision of this Agreement, the Company shall indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute.

          3. DETERMINATION OF RIGHT TO INDEMNIFICATION. Upon receipt of a written claim addressed to the Board of Directors for indemnification pursuant to Section 2, the Company shall indemnify Indemnitee with respect to such written claim to the full extent permitted by law and in the manner specified by
Section 145(d) of the General Corporation Law of the State of Delaware. If a claim under Section 2 is not paid in full by the Company within thirty (30) days after such written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, unless such action is dismissed by the court as frivolous or brought in bad faith, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to make a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct under applicable law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct. The Company shall have the burden of proof concerning whether Indemnitee has or has not met the applicable standard of conduct.

          4. ADVANCEMENT AND REPAYMENT OF EXPENSES. The Expenses incurred by Indemnitee in defending and investigating any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding within 30 days after receiving from Indemnitee the copies of invoices presented to Indemnitee for such Expenses, if Indemnitee shall provide an undertaking to the Company to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor. Notwithstanding the foregoing, in a proceeding brought by the Company directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), the Company shall not be required to make the advances called for hereby if the Board of Directors determines, in its sole discretion, that it does not appear that Indemnitee has met the standards of conduct which make it permissible under

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applicable law to indemnify Indemnitee and the advancement of Expenses would not be in the best interests of the Company and its stockholders.

          5. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification or advancement by the Company of some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by him or her in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification or advancement of the total amount thereof, the Company shall nevertheless indemnify or pay advancements to the Indemnitee for the portion of such Expenses or liabilities to which the Indemnitee is entitled.

          6. NOTICE TO COMPANY BY INDEMNITEE. Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof; provided that any delay in so notifying Company shall not constitute a waiver by Indemnitee of his or her rights hereunder. The written notification to the Company shall be addressed to the Board of Directors and shall include a description of the nature of the Proceeding and the facts underlying the Proceeding and be accompanied by copies of any documents filed with the court in which the Proceeding is pending. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          7. DEFENSE OF CLAIM. In the event that the Company shall be obligated under Section 4 hereof to pay the Expenses of any Proceeding against Indemnitee and the Company or any other person entitled to indemnification by the Company is a party to the Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such Proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          8. ATTORNEYS' FEES. In the event that Indemnitee or the Company institutes an action to enforce or interpret any terms of this Agreement, the Company shall reimburse Indemnitee for all of the Indemnitee's reasonable fees and expenses in bringing and pursuing such action or defense, unless as part of such action or defense, a court of competent jurisdiction deter-

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mines that the material assertions made by Indemnitee as a basis for such action or defense were not made in good faith or were frivolous.

          9. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Company contained herein shall continue so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee served in any capacity referred to herein.

          10. SUCCESSORS AND ASSIGNS. This Agreement establishes contract rights that shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

          11.  NON-EXCLUSIVITY.

               (a) The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's shareholders or disinterested directors, other agreements or otherwise, both as to action in his or her official capacity and action in another capacity while occupying his or her position as a director and/or officer of the Company.

               (b) In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expand the right of a Delaware corporation to indemnify its officers and directors, the Indemnitee's rights and the Company's obligations under this Agreement shall be expanded to the full extent permitted by such changes. In the event of any changes in any applicable law, statute or rule, which narrow the right of a Delaware corporation to indemnify a director or officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          12. EFFECTIVENESS OF AGREEMENT. This Agreement shall be effective as of the date set forth on the first page and shall, to the extent permitted by law, apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of OSP, or was serving at the request of OSP as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

          13. SUBROGATION. In the event of any payment under this Agreement by the Company to or on behalf of Indemnitee, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

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          14.  SEVERABILITY.  Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law, rule or regulation. The Company's inability, pursuant to court order, to perform its obligations under this Agreement or the modification of this Agreement by any regulatory agency through administrative action shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 14. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

          15. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware. To the extent permitted by applicable law, the parties hereby waive any provisions of law which render any provision of this Agreement unenforceable in any respect.

          16. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

          17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

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          18.  AMENDMENT AND TERMINATION.  No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

                              GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.



                              By:
                                   ---------------------------------------
                                   Joseph C. Angard
                                   President and Chief Executive Officer

                                   5548 Lindbergh Lane
                                   Bell, California 90201


INDEMNITEE:




- -------------------------
     (Signature)


- -------------------------
     (Type or Print Name)


- -------------------------
     (Street Address)


- -------------------------
     (City, State and Zip Code)


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